Exhibit 99.01

Company Registration No. 05490864 (England and Wales)

ANIO LIMITED

FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

ANIO LIMITED

CONTENTS

Page

Independent auditor's report	1-2

Balance sheet	3

Statement of operations	4

Statement of cash flows	5

Notes to the financial statements	6-11

ANIO LIMITED

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders of Anio Limited

We have audited the accompanying balance sheet of Anio Limited as at 30 September 2012 and 2011, the related statement of operations, the statement of cash flows and notes for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Opinion on financial statements

In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Anio Limited at 30 September 2012 and 2011 and the results of its operations for each of the years ended 30 September 2012 and 30 September 2011 in conformity with U.S. Generally Accepted Accounting Principles. Also, in our opinion, the related financial statement schedules when considered in relation to the basic financial statements taken as a whole present fairly in all material respects the information set forth therein.

Emphasis of matter - going concern

In forming our opinion on the financial statements, we have considered the adequacy of the disclosure made in Note 1.1 to the financial statements concerning the company’s ability to continue as a going concern. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1.1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1.1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Lubbock Fine

LUBBOCK FINE

London
13 December 2012

ANIO LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Anio Limited

We have audited Anio Limited’s internal control over financial reporting as of 30 September 2012 based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Anio Limited’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting assessing the risk that a material weakness exists testing and evaluating the design and operating effectiveness of internal control based on the assessed risk and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition use or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations internal control over financial reporting may not prevent or detect misstatements. Also projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion Anio Limited maintained in all material respects effective internal control over financial reporting as of 30 September 2012 based on the COSO criteria.

We also have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the balance sheet of Anio Limited as of 30 September 2012 and 2011, the related statement of operations, the statement of cash flows and notes for each of the two years in the period ended 30 September 2012 of Anio Limited and our report dated 13 December 2012 expressed an unqualified opinion thereon as follows:

In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Anio Limited at 30 September 2012 and 2011 and the results of its operations for each of the years ended 30 September 2012 and 30 September 2011 in conformity with U.S. Generally Accepted Accounting Principles. Also, in our opinion, the related financial statement schedules when considered in relation to the basic financial statements taken as a whole present fairly in all material respects the information set forth therein.

/s/ Lubbock Fine

LUBBOCK FINE

London
13 December 2012

ANIO LIMITED

BALANCE SHEET

FOR THE YEAR ENDED 30 SEPTEMBER 2012

	Notes	2012	2011
ASSETS		£	£

CURRENT ASSETS
Cash and cash equivalents		-	206
Accounts receivable	7
(net of allowance for doubtful accounts and sales)		72,957	47,879
Inventories	6	35,035	46,466
Prepaid expenses and other current assets	7	29,448	24,742
Total Current Assets		137,440	119,293

PROPERTY AND EQUIPMENT NET	5	574	6,873

OTHER ASSETS – INTANGIBLES NET	4	16,349	18,732
		154,363	144,898

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES	8
Accounts payable		146,154	69,305
Accrued expenses and other payables		498,498	269,378
Taxes and social security		51,362	36,617
Short term debt		117,475	117,138
Total current liabilities		813,489	492,438

Long term debt	9	117,480	349,480
TOTAL LIABILITIES		930,969	841,918

STOCKHOLDERS’ EQUITY
Common stock	10
(£1 par value – 11,510 shares issued)		11,510	11,510
Additional paid-in capital – share premium	11	77,125	77,125
Accumulated other comprehensive loss		(865,241)	(785,655)
Retained earnings	11	(776,606)	(697,020)
		154,363	144,898

Approved by the Board for issue on 13 December 2012

/s/ Oliver Amhurst

Oliver Amhurst – Director Company Registration No. 05490864

The accompanying notes are an integral part of these statements

ANIO LIMITED

STATEMENT OF OPERATIONS

AS AT 30 SEPTEMBER 2012

	Notes	2012	2011
		£	£
Net sales		355,469	437,870
Cost of goods sold		(221,897)	(370,301)
Gross Profit		133,572	67,569

Selling general and administrative expenses		(206,201)	(235,576)
Depreciation and amortization		(2,574)	(4,715)

Operating loss	2	(75,203)	(172,722)
Interest and financing charges net		(4,383)	(3,867)
Loss before income taxes		(79,586)	(176,589)
Income tax expense		-	-
Net loss		(79,586)	(176,589)

ANIO LIMITED

STATEMENT OF CASH FLOWS

AS AT 30 SEPTEMBER 2012

	Notes	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES		£	£
Net income		(79,586)	(176,589)
Adjustments to reconcile net income to net cash Provided (used) by operating activities:
Depreciation and amortization of property and		191	1,572
Amortization of patents		2,383	3,143
Loss on disposal of fixed assets		6,873	-
Changes in operating assets and liabilities
Accounts receivable		(25,078)	115,937
Inventories		11,431	(329)
Prepaid expenses and other current assets		(4,706)	(13,018)
Accounts payable and accrued expenses		305,969	6,324
Income tax payable, net		14,745	22,090
Net Cash Provided (Used) by Operating		232,222	(40,870)

CASH FLOWS USED BY INVESTING ACTIVITIES		(765)	(1,180)
Capital expenditures		(765)	(1,180)

CASH FLOWS FOM FINANCING ACTIVITIES
Repayment of debt		(232,000)	-
Net Cash Provided (Used) by Investing		(232,000)	-
Net Increase (Decrease) in Cash and Cash Equivalents		(543)	(42,050)
CASH AND CASH EQUIVALENTS – Beginning of year		(116,932)	(74,882)

CASH AND CASH EQUIVALENTS – End of Year		(117,475)	(116,932)

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

1 Accounting policies

1.1 Accounting convention
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (United States Generally Accepted Accounting Practice).

The company incurred a loss of £79,586 and has net liabilities of £776,606. In the opinion of the director, ongoing negotiations to raise additional funds will be successful and he therefore believes that it is appropriate to prepare the accounts on a going concern basis.

1.2 Compliance with accounting standards
The financial statements are prepared in accordance with applicable United States of America Accounting Standards ("US GAAP"), which have been applied consistently (except as otherwise stated).

1.3 Nature of operations

Anio Limited is a company whose principal activity continued to be that of marketing of ladies' and gentlemens' fashions, manufacturers, converters, importers and exporters of and dealers in fabrics, textiles, cloths, fibres and yarns of all kinds.

1.4 Operating segment information

The Company predominantly operates in one industry segment, the fashion industry. Substantially all of the Company's assets and employees are in one location at the Company's headquarters in London, United Kingdom

1.5 Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1.6 Fair value of financial instruments

The carrying value of the Company's financial instruments (principally consisting of cash equivalents, accounts receivable, short-term investments and accounts payable) approximates fair value either because of the expected short-term collection or payment period or because the terms are similar to market terms.

1.7 Cash and cash equivalents Accounts receivable
Cash and cash equivalents include certain investments with original maturities of three months or less, such as money market accounts.

1.8 Accounts receivable
Accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. As of 30 September 2012 and 2011, the allowance for doubtful accounts totals £nil and £8,226, respectively.

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

1 Accounting policies (continued)

1.9 Inventories

Inventories are valued at the lower of cost (determined by a first-in first-out method) and net realizable value.

1.10 Long-lived assets

The Company recognizes impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted Cash flows estimated to be generated by those assets are less than the assets' carrying amount. In such circumstances, those assets are written down to estimated fair value. Long-lived assets consist primarily of fixed assets and patents.

1.11 Intangible assets

Patent costs are amortized over the shorter of the life of the patent (ten years) or the related product on a straight-line basis, and are tested for impairment on an annual basis. Patents are periodically reviewed by management to determine the recoverability of these assets.

1.12 Revenue recognition

Goods are shipped to retailers in accordance with specific customer orders. The Company recognizes wholesale sales when the risks and rewards of ownership have transferred to the customer, determined by the Company to be when title to the merchandise passes to the customer. The Company recognizes retail sales upon customer receipt of merchandise, generally at the point of sale.

The Company's sales are recorded net of applicable sales taxes, any returns discounts and other allowances.

1.13 Major customers

During the year ended 30 September 2012, one customer represented 43% of gross sales. During the year ended 30 September 2011, one customer accounted for 30% of gross sales.

1.14 Major suppliers

Purchases during the year ended 30 September 2012 included purchases from one supplier that accounted for 34% of total purchases during the year. Purchases during the year ended 30 September 2011 included purchases from one supplier that accounted 63% of total purchases during the year. Management believes no risk is present under these arrangements due to other suppliers being readily available.

1.15 Shipping and handling costs

The Company expenses shipping and handling to cost of goods sold and overhead accounts. For the years ended 30 September 2012 and 2011, freight expense to other than cost of goods sold was approximately £18,462 and £37,714 respectively.

1.16 Advertising
Advertising costs are incurred in selling and general administration expenses, and are expensed when the advertising or promotion is published or presented to customers.

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2012

2	Operating Loss	2012	2011
		£	£
	Operating loss is stated after charging:
	Amortization of intangible assets	2,383	3,143
	Depreciation of tangible assets	191	1,572
	Auditor’s remuneration	7,500	7,500
	Director’s remuneration	11,525	5,714

3	Taxation

	On the basis of these financial statements, no provision for corporation tax has been provided.

4	Intangible fixed assets
			Patents
			£
	Cost
	At 1 October 2011 & at 30 September 2012		23,826

	Amortization
	At 1 October 2011		5,094
	Charge for the year		2,383

	At 30 September 2012		7,477

	Net book value
	At 30 September 2012		16,349

	At 30 September 2011		18,732

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2012

5	Property and equipment
		Land and Buildings	Plant and Machinery Etc.	Total

		£	£	£
	Cost
	At 1 October 2011	4,285	5,732	10,017
	Additions	-	765	765
	Disposals	(4,285)	(5,732)	(10,017)

	At 30 September 2012	-	765	765

	Depreciation
	At 1 October 2011	852	2,292	3,144
	On disposals	(852)	(2,292)	(3,144)
	Charge for the year	-	191	191

	At 30 September 2012	-	191	191

	Net book value
	At 30 September 2012	-	574	574
	At 30 September 2011	3,433	3,440	6,873

6	Inventories		2012	2011
			£	£
	Inventories		35,035	46,466

7	Receivables		2012	2011
			£	£
	Accounts receivable		72,957	47,879
	Prepaid expenses and other current assets		29,448	24,742
			102,405	72,621

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2012

8	Payables: amounts falling due within one year	2012	2011
		£	£

	Short term debt	117,475	117,138
	Trade payables	146,154	69,305
	Taxation and social security	51,362	36,617
	Accrued expenses and other payables	498,498	269,378
		813,489	492,438

	The bank overdraft is secured by both a fixed and floating charge over the company and all property and assets present and a personal guarantee from the director amounting to £125,000.

9	Payables: amounts falling due after more than one year	2012	2011
		£	£
	Long term debt	117,480	349,480

	Analysis of loans
	Wholly repayable within five years	117,480	349,480

10	Common Stock	2012	2011
		£	£
	Allotted, called up and fully paid
	11,510 Ordinary shares of £1 each	11,510	11,510

11	Statement of movements on reserves	Share premium account	Profit and loss account
		£	£
	Balance at 1 October 2011	77,125	(785,655)
	Loss for the year	-	(79,586)
	Balance at 30 September 2012	77,125	(865,241)

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2012

12

Transactions with directors

Included within accrued expenses and other payables is an amount of £44,735 (2011: £62,055) due to O Amhurst. During the year O Amhurst received remuneration amounting to £11,525 (2011: £5,714).

13

Related party transactions

Included within accrued expenses and other payables is £288,000 (2011: £187,000) and included within long term debt is £117,840 (2011: £269,840) owed to D Hardcastle, a shareholder. These loans are interest free.